UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):         April 10, 2003

                          ANNTAYLOR STORES CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                    1-10738                 13-3499319
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
    of  Incorporation)                                     Identification No.)


                              142 West 57th Street
                            New York, New York 10019
   (Address, including Zip Code, of Registrant's Principal Executive Offices)

                                 (212) 541-3300
              (Registrant's Telephone Number, Including Area Code)

                                 ANNTAYLOR, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                   1-11980                  51-0297083
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                    Identification No.)

                              142 West 57th Street
                            New York, New York 10019
   (Address, including Zip Code, of Registrant's Principal Executive Offices)

                          (212) 541-3300 (Registrant's
                     Telephone Number, Including Area Code)

                                 Not Applicable
                  (Former Names or Former Addresses, if Changed
                               Since Last Report)

This combined Form 8-K is separately filed by each of AnnTaylor Stores Corporation and AnnTaylor, Inc. The information contained herein relating to each individual registrant is filed by such registrant on its own behalf.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits.

                99.1     Press Release issued by the Company on April 10, 2003.

ITEM 9.     REGULATION FD DISCLOSURE.

            AnnTaylor Stores Corporation (the "Company") issued a Press Release, dated April 10, 2003. A copy of the Press Release is appended to this report as
Exhibit 99.1 and is incorporated herein by reference.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                         ANNTAYLOR STORES CORPORATION

                                         By:  /s/ Barbara K. Eisenberg
                                              ------------------------
                                              Barbara K. Eisenberg
Date:  April 10, 2003                         Senior Vice President,
                                              General Counsel and Secretary

                                         ANNTAYLOR, INC.

                                         By:   /s/ Barbara K. Eisenberg
                                               -----------------------------
                                               Barbara K. Eisenberg
Date:  April 10, 2003                          Senior Vice President,
                                               General Counsel and Secretary

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

99.1              Press Release issued by the Company on April 10, 2003.